[EXHIBIT 10.3]

                                                        EXECUTION COPY

                    EXECUTIVE EMPLOYMENT AGREEMENT
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       THIS EXECUTIVE EMPLOYMENT AGREEMENT (this "Agreement") made as of the 1st day of July 2007 by and between SIX DIAMOND RESORTS
INTERNATIONAL, S.A., a Panamanian corporation (the "Company"), and
FRANK DELAPE (the "Executive").


W I T N E S S E T H :

	WHEREAS, the Company desires to employ Executive as the Chairman of its Board of Directors (the "Board"); and
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       WHEREAS, Executive desires to accept such employment and serve the Company as its Chairman of the Board, all on and subject to the terms and conditions hereinafter set forth;

       NOW, THEREFORE, in consideration of the mutual covenants herein and other good and valuable consideration, the receipt and sufficiency of which are hereby unconditionally acknowledged, the parties hereto do hereby agree as follows:

       1.    Term.  This Agreement shall commence as of July 1, 2007 and
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continue in effect through and including December 31, 2010 (the
"Term"), subject to earlier termination as hereinafter provided in
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Section 6 hereof.  This Agreement may be renewed for an additional one
(1) year period, upon and subject to the mutual written agreement of Executive and the Company entered into at least thirty (30) days prior to December 31, 2010. Any such renewal period shall also, for purposes of this Agreement, be considered part of the "Term".
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        2.   Employment.
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             (a)   The Company hereby employs the Executive as its most
senior executive officer with the title of Chairman of the Board (the "Chairman"), and Executive hereby accepts such employment, upon and
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subject to the terms and conditions set forth in this Agreement. The
Company will, at all times during the Term hereof, cause Executive to be elected as a member of its Board. Executive acknowledges that the Company plans to hereafter merge with and into a publicly owned company ("Pubco") and, subject to and after the effectiveness of any
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such merger (the "Merger"), references herein to the Company in all
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instances and with respect to all of the provisions of this Agreement shall be to Pubco, unless and to the extent expressly provided otherwise. Following any such Merger, Executive will also serve as the Chairman of the Board of Directors of Six Diamond Resorts International, S.A., a then wholly owned subsidiary of Pubco (and the Company shall, at all times during the Term hereof, cause Pubco to elect Executive as a member of such subsidiary's Board of Directors).

             (b) Executive will, during the Term of this Agreement, have all of the duties, powers and authority, and will perform all services customarily associated with, the position of Chairman, including those duties and responsibilities prescribed for such office in the By-Laws of the Company and such additional duties and responsibilities consistent with such position as may from time to time be assigned to Executive by the Board and agreed to by Executive, in writing. Executive agrees to perform such services and discharge such responsibilities during the Term hereof in accordance with the terms of this Agreement.

             (c) The Executive shall be required to devote such portion of his working time to the business and affairs of the Company (other than during vacations and periods of illness or incapacity), as he shall determine is reasonably necessary to perform his services and discharge his responsibilities under this Agreement. The Company understands and acknowledges that the Executive has substantial other business and personal investment interests and executive positions and directorships, in addition to his position hereunder as Chairman. In order to fulfill his obligations under this Agreement, the Company acknowledges and agrees that Executive is not expected to devote his full or a material portion of his business time and attention to the Company, nor is he required to provide such services from the Company's principal executive offices. The Company acknowledges that Executive resides in Houston, Texas and may render his services hereunder from Texas (or any other location selected by Executive) and will not be required to relocate his residence in order to perform his services hereunder. The Executive anticipates that, given the Company's development stage, it is expected that he will devote more of his time to the performance of his services hereunder during the first year of the Term hereof than he will in subsequent years. For the avoidance of doubt, nothing in this Agreement shall preclude the Executive from devoting time required for, among other things: (i) his service as a director or officer of any other organization or entity that does not result in a breach of Section 8 hereof; (ii) delivering lectures or fulfilling speaking engagements; (iii) engaging in charitable and community activities; or (iv) managing his personal and business investments and pursuing his personal and other business investment opportunities.

       3.    Compensation.  In consideration of the performance by
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Executive of his services as Chairman during the Term hereof, the
Company shall pay Executive the following compensation:

             (a)   Base Salary.  The Company shall pay Executive a fixed
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salary (the "Base Salary") at a rate of no less than Three Hundred
Fifty Thousand Dollars ($350,000) during each year of the Term hereof. Notwithstanding the foregoing, the Board may periodically review the Executive's Base Salary and may determine to increase the Base Salary on such terms as the Board may prescribe from time to time during the Term hereof. The Base Salary will be payable in accordance with the customary payroll practices of the Company.

             (b)   Bonus.  Executive will be entitled to receive an
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annual bonus (the "Annual Bonus") in each calendar year during the
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Term hereof, if and to the extent determined by the Board or the
Compensation Committee of the Board. The targeted amount of the Annual Bonus shall be seventy-five percent (75%) of the Executive's then-current Base Salary.


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             (c)   Withholding and Employment Taxes.  Payment of all
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compensation hereunder shall be subject to such withholding and other employment taxes as may be required with respect to the compensation paid to Executive.

       4.    Executive Benefits.
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             (a)   General.  The Executive shall be entitled to
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participate in all such benefit and other compensatory and non-
compensatory fringe benefit plans or programs that officers and executives of the Company and its subsidiaries are permitted to participate in, including disability, health and life insurance, stock option, professional liability, pension, and Section 401(k) or other retirement plans, whether now existing or subsequently established from time to time by the Board, subject to the rules and regulations applicable thereto. If, for any reason as a result of the Executive's non full-time status, he is not be permitted to participate in any such plan or program pursuant to the eligibility requirements thereof, the Company will promptly advise the Executive in writing of such fact and the reasons therefor. In such event, the Company will provide (and/or cause its subsidiaries to provide) an alternate or standalone plan or other arrangement with the same or substantially similar benefits to Executive, at no cost to Executive. The Company agrees that nothing contained in this Agreement is intended to, or shall be deemed to be granted to Executive in lieu of, or as a limitation upon, any rights and privileges to which Executive may otherwise be entitled as an executive employee of the Company under any employment benefit plan or program of the Company or any subsidiary thereof, it being understood that Executive shall have the same rights and privileges to participate in such Company (and subsidiary) employee benefit plans and programs as any officer or executive employee of the Company or any subsidiary thereof.

             (b)   Stock Option.  As an inducement to the Executive
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entering into this Agreement, the Company will, contemporaneously with the execution of this Agreement, issue to Executive a qualified stock option (the "Option") to purchase up to 1,200,000 shares of the
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Company's common stock (the "Option Shares") at an exercise price of
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$2.00 per share.  The Option Shares will vest as follows:

                   (i)     400,000 Option Shares on July 1, 2008;

                   (ii)    400,000 Option Shares on July 1, 2009; and

                   (iii) 400,000 Option Shares on July 1, 2010. Notwithstanding the foregoing, or any other provision in this Agreement to the contrary, upon a Change of Control (hereinafter defined) or in the event that this Agreement is terminated pursuant to Sections 6(a)(i), 6(a)(ii), 6(b)(i), 6(b)(ii) or 6(b)(iii) hereof, all unvested Option Shares shall immediately vest and become exercisable in full. The term of the Option will be ten (10) years from the date hereof;

                   (iv)    For purposes of this Agreement, a "Change
                                                              ------
in Control" shall mean and be deemed to have taken place:
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                           (A) the acquisition by any Person (i.e., an
individual, entity or group, within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of "beneficial ownership" (within the meaning of Rule
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13d-3 promulgated under the Exchange Act) of twenty-five percent (25%)
or more of (I) the then-outstanding shares of common stock of the Company (the "Outstanding Company Common Stock"), or (II) the combined
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voting power of the then-outstanding voting securities of the Company which are entitled to vote in the election of members of the Board
(the "Outstanding Company Voting Securities"), regardless of whether
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the acquisition of such shares is as a result of the issuance of securities by the Company to such Person, or by such Person acquiring such shares publicly or in private sales (or in any combination thereof, or otherwise); provided, however, that the following shall not constitute a Change in Control: (a) any issuance or acquisition of securities of the Company whereby Executive (including his affiliates) by virtue of such issuance or acquisition reaches or exceeds such twenty-five percent (25%) threshold, or (b) any acquisition of such shares by any employee benefit plan (or related trust) sponsored or maintained by the Company or any entity controlled by the Company, or (c) the issuance of such shares by virtue of the Merger; or

                            (B)  if individuals who, as of the date of
the consummation of the Merger, constitute the Board (the "Incumbent
                                                           ---------
Board"), cease for any reason to constitute at least a majority of the
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Board, provided, however, that any individual becoming a member of the
Board subsequent to the date of the consummation of the Merger whose election, or nomination, was approved by a vote of at least two-thirds of the directors then constituting the Incumbent Board, shall be considered as though such individual were a member of the Incumbent Board; or

                            (C)  approval by the stockholders of the
Company of a cash tender offer, exchange offer, reorganization, merger (other than the Merger), consolidation or other business combination (collectively, a "Business Combination"), unless following such
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Business Combination the twenty-five percent (25%) threshold provided for in Section 4(b)(iv)(A) has not been met or exceeded; or

                            (D)  (i) approval by the stockholders of the
Company of a liquidation or dissolution of the Company, or (ii) the first to occur of (a) the sale or other disposition (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company, or (b) the approval by the stockholders of the Company of any such sale or disposition; or

                            (E)  any other event shall have occurred which
constitutes an effective change of control of the Company.

                (c)   Disability Insurance.  In the event of any Disability
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(hereinafter defined), the Company shall continue to pay Executive the
Base Salary, until such time, if any, that this Agreement is terminated pursuant to the applicable provisions hereof. The Company shall provide the Executive with a disability insurance policy with disability insurance benefits of at least eighty percent (80%) of Executive's Base Salary. In the event of the termination of this Agreement as a result of a Disability, the Executive (and his family, as applicable) shall continue to be covered by such insurance, at the


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Company's expense, for forty-eight (48) months after any such termination.

                (d)   Life Insurance.  The Company shall, at its expense,
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provide the Executive with a life insurance policy upon the life of
Executive (the "Life Insurance Policy"), providing for death benefits
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in the amount of at least Ten Million Dollars ($10,000,000), the proceeds of which will be payable to such beneficiary(ies) as shall be designated by Executive from time to time during the Term hereof, or, in the absence thereof, Executive's estate. In the event of the termination of this Agreement pursuant to Sections 6(a)(ii), 6(b)(i), 6(b)(ii), 6(b)(iii), and/or 6(b)(iv) hereof, the Company will continue to pay the premiums on such life insurance policy for forty-eight (48) months following any such termination. In addition, the Company may, at its election at any time during the Term hereof, obtain and maintain at its cost, a key man life insurance policy on Executive's life, with the Company as the beneficiary thereof. Executive will cooperate with the Company and its insurer with respect to obtaining and maintaining in force all such life insurance coverages.

                 (e)   Medical Insurance.  The Company shall, at its
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expense, provide the Executive with family plan medical insurance coverage during the Term of this Agreement, and for a period of twenty-four months thereafter (the "Termination Period"), such policy to have customary co-payment and other provisions.

                 (f)   Vacation.  Executive shall be entitled
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to four (4) weeks of paid vacation and all holidays and sick days per year as shall be determined from time to time by the Board. Executive may, to the extent that there are unused vacation days at the end of any such year, transfer such unused vacation days to the following year in the Term hereof.

                 (g)   Housing Allowance; Secretary.  The Company will
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provide the Executive with professional office space and a
secretary/administrative assistant designated by and acceptable to Executive in Houston, Texas or, at the election of Executive, reimburse him for the expenses incurred by Executive in obtaining and maintaining such office space and engaging such secretary/administrative assistant. In addition, the Company will provide Executive with housing or lodging while performing his services in Panama on behalf of the Company (and/or any subsidiary thereof) and with an office and a secretary/administrative assistant designated by and acceptable to the Executive who shall perform his or her services in the aforementioned office in Panama. The Company shall pay all costs relating to the employment of such secretaries/administrative assistants, including salary, benefits, bonus and office equipment and materials utilized by them and Executive in connection therewith.

                 (h)   Equity Rights.  Executive will be entitled to
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receive all of the same demand and piggy-back registration rights, anti-
dilution, tagalong, and other rights and privileges with respect to the Option Shares and any other shares of the Company's (or any subsidiary thereof) common stock now or hereafter owned by Executive, that are granted by the Company or any subsidiary thereof to any other officer, director or stockholder of the Company and/or any such subsidiary, as applicable.


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                (i)   Automobile Allowance.  The Company shall also pay
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Executive on the first day of each month during the Term hereof, a car allowance of $1,500 per month for Executive's automobile (as well as payment of the costs of insurance, gas and oil, cleaning, tires and the maintenance and repair thereof).

                (j)   Registration Rights.
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                      (aa)  Piggy-Back Registration.
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                            (A)  If, at any time during the Term hereof,
the Company proposes to register any of its securities under the Act (other than in connection with an initial public offering, or pursuant to a registration statement on Form S-8 or any successor form), it will give notice to Executive of its intention to do so, by registered or certified mail, return receipt requested, at least thirty (30) business days prior to the filing of each such registration statement.
If Executive notifies the Company within ten (10) business days after receipt of any such notice of his desire to include any or all of the Registrable Securities in such registration statement, the Company shall afford Executive the opportunity to have any or all of the Registrable Securities included in and registered under such registration statement, all at the Company's sole cost and expense, except for the fees of any counsel retained by Executive in connection therewith and any transfer taxes or underwriting discounts or commissions applicable to the Registrable Securities sold by Executive pursuant thereto. Notwithstanding the foregoing, if in the written opinion of the Company's underwriter in connection with an underwritten public offering, the inclusion of all, or any portion of the Registrable Securities requested to be so registered by Executive, when added to the securities being registered by the Company (or any selling shareholder), will exceed the maximum amount of the Company's securities which the underwriter believes can be marketed (x) at a price reasonably related to their then current market value, or (y) without otherwise materially adversely affecting the offering, then the Company may exclude from such offering all, or any portion of the Registrable Securities requested by Executive to be registered.

                            (B)  If securities proposed to be offered for
sale pursuant to such registration statement are securities owned by other security holders of the Company and the total number of Registrable Securities to be offered by Executive and such other selling security holders are required to be reduced pursuant to a written request from the underwriter (which request shall be made only for the reasons set forth in subsection (A) above) the aggregate number of Registrable Securities to be included by the Company for Executive in such registration statement shall equal the number of shares which bears the same ratio to the maximum number of securities that the underwriter believes may be included for all the selling security holders (including Executive) as the original number of Registrable Securities proposed to be included therein by Executive bears to the total original number of securities proposed to be included therein by Executive and the other selling security holders.

                            (C)  If any Registrable Securities requested
by Executive to be included in a registration statement under this subsection are not so included because of the operation of the provision of subsection (B) above, then Executive shall have the right


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to require the Company, at the Company's sole cost and expense, to prepare and file one or more registration statements under the Act covering such Registrable Securities, provided that if the underwriter so requests, such Registrable Securities shall not be sold until the expiration of one-hundred-twenty (120) days from the closing date of the offering that gives rise to the "piggy-back" registration rights that are the subject of this Section 4(j)(aa).

                            (D)  Notwithstanding the provisions of this
Section, the Company shall have the right at any time after it shall have given written notice pursuant to this Section 4(j)(aa) (irrespective of whether a written request for inclusion of any such securities shall have been made by Executive) to elect not to file any such proposed registration statement, or to withdraw the same after the filing but prior to the effective date thereof.

                        (bb)  Effectiveness.  The Company will use its
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best efforts to cause any such registration statement(s) covering all or any portion of the Registrable Securities to become effective as promptly as possible and, if any stop order shall be issued by the Securities and Exchange Commission (the "Commission") in connection therewith, the Company will use its best efforts to obtain the removal of such order. Executive agrees to cooperate in all respects with the Company in effectuating the foregoing.

                        (cc)  Blue Sky.  While any registration
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statement covering all or any portion of the Registrable Securities is effective, the Company will take all necessary action which may be required in qualifying or registering the Registrable Securities for offering and sale under the Blue Sky laws of such number of states as are reasonably requested by Executive, provided that the Company shall not be obligated to qualify to do business as a foreign corporation under the laws of any such jurisdiction.

                        (dd)  Continuation. The Company shall be required
                              ------------
to maintain the effectiveness of any registration statement registering Registrable Securities under this Section 4(j) until the earlier of
(i) the eligibility of the Registrable Securities for public sale under Rule 144(k) under the Act, or (ii) the public sale of all of the Registrable Securities.

                        (ee)  Resales. The giving of any notice by
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Executive under this Section 4(j) shall not impose upon Executive any obligation to sell any Registrable Securities.

                        (ff)  Current Filings. The Company agrees that
                              ---------------
until all the Registrable Securities have been sold under a registration statement pursuant to this Section 4(j) or pursuant to Rule 144 under the Act, it will keep current in filing all materials required to be filed with the Commission in order to permit Executive to sell the same under Rule 144.

                        (gg)  Cooperation. Executive shall provide the
                              -----------
Company with all such information necessary for the compliance by the Company with its obligations under this Section 4(j), as shall from time to time be reasonably requested by the Company.

       5.    Business Expenses.  The Company shall pay or reimburse the
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Executive for all travel, business, entertainment and other expenses incurred by or necessary for the Executive to perform his services


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under this Agreement, including reimbursement for attending out-of-
town meetings of the Board, in accordance with such policies and procedures as the Company may from time to time establish for its senior officers and executives and subject to the Company's normal requirements with respect to the documentation of such expenses. Further, the Company will reimburse Executive for all office expenses incurred by Executive for maintaining his office and for otherwise performing his services hereunder, including, without limitation, reimbursement for all office supplies and equipment, telephone charges (cellular or otherwise), equipment for text messaging, paging, computing, Internet connectivity and use of wireless communications devices (including monthly service charges, equipment purchases and maintenance). The Company will reimburse Executive for all costs associated with his computer equipment and peripherals including both laptop and desktop computers, including the repair and replacement of such equipment and for all private club membership fees and costs.
Due to limited flight schedules and remote destinations in Panama or other locations that Executive will be required to travel to on behalf of the Company, the Company will provide Executive with an allowance of $1,800 per flight hour (plus fuel and related expenses) to the extent Executive is required to avail himself of private or other non-commercial air travel service, and to the extent any such travel expenses are related to the performance of Executive's services hereunder.

       6.    Termination of Agreement.  Notwithstanding any other
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provision of this Agreement, this Agreement may be terminated as follows and with such other requirements as are set forth below:

              (a)   By the Company.  Notwithstanding the provisions of
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Section 1 hereof, the Company may terminate this Agreement upon the occurrence of any of the following events:

                    (i)    The death of Executive; or

                    (ii) the Disability of Executive. For purposes of this Agreement, "Disability" shall mean the inability of Executive, in
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the reasonable judgment of a physician selected by the Company and
Executive, to perform a material portion of Executive's services because of any physical or mental disability or incapacity, where such disability shall exist for an aggregate period of more than one-hundred-fifty (150) days in any year during the Term hereof or for any period of one hundred twenty (120) consecutive days; or

                    (iii) following the delivery of notice to Executive by the Company of any material breach or default by Executive of any of Executive's representations, warranties, obligations or covenants under this Agreement, provided that, with respect to any such breach or default, any such breach or default is not cured within thirty (30) days after receipt of such notice from the Company (or any such additional period of time that may be reasonably required to cure any such breach or default, provided that, Executive diligently pursues such cure). Any such notice shall be shall be communicated by delivery to Executive of a copy of a resolution duly adopted by the affirmative vote of not less than a majority of the entire membership of the Board at a meeting of the Board called and held for such purpose (after reasonable advance written notice to Executive and a reasonable opportunity for Executive, together with Executive's counsel, to be heard before the Board prior to such vote), stating


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that in the good faith opinion of the Board, an event constituting a basis for termination of this Agreement in accordance with this clause
(a)(iii) has occurred and specifying the particulars thereof. Executive must be advised within thirty (30) days of the occurrence of any event under this clause (a)(iii) in order for the Company to terminate this Agreement hereunder; or

                     (iv) a final conviction of Executive for a felony involving embezzlement, fraud or misappropriation of funds, in all of such instances to the extent such crimes involve the Company or its parent or subsidiaries.

                (b)   By Executive.  Notwithstanding the provisions of
                      ------------
Section 1 hereof, Executive may terminate this Agreement upon the occurrence of any of the following events:

                      (i) upon five (5) days notice from Executive in the event of an assignment for the benefit of the Company's creditors or a final adjudication of bankruptcy, insolvency, receivership, or any such similar action against the Company; or

                      (ii) following the delivery of notice to the Company by Executive of any material breach or default by the Company of any of its representations, warranties, obligations or covenants under this Agreement, provided that, with respect to any such breach or default, any such breach or default is not cured within thirty (30) days after such notice from Executive (or within ten (10) days with respect to any payment obligations of the Company); or

                      (iii) upon a Change of Control; or

                      (iv)  upon notice from Executive, without cause.

On the date of termination, all unvested options or similar rights of any kind (including restricted stock) granted to Executive, whether under this Agreement or otherwise, shall accelerate and immediately vest and become exercisable (or, with respect to restricted stock, owned in full) during the then remaining term of each relevant option or other such similar rights. Finally, during the Termination Period (or such longer period as provided elsewhere in this Agreement), the Company shall continue the benefits for the Executive and his family provided for under Section 4 at no cost to the Executive, as well as the secretarial services and offices provided for elsewhere herein, as if the Executive remained employed by the Company through the end of the Termination Period.

                (c) During any period in which Executive is obligated not to compete with the Company pursuant to Section 8 hereof, Executive (and his family, as applicable), shall continue to be covered by all of the benefits provided under Section 4 hereof. This subsection (c) shall not limit any greater rights granted to Executive under Section
4 hereof or elsewhere in this Agreement. Such benefits shall be provided to Executive at the Company's expense to the same extent as if Executive were still employed by the Company during such periods.

        7.   Severance Payments. In the event of the expiration,
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termination or non-renewal of this Agreement under the circumstances set forth below, Executive shall be entitled to receive from the


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Company, in addition to any amounts and other compensation provided for elsewhere in this Agreement, severance compensation in the following amounts:

              (a)   Life Insurance Benefits. In the event of any
                    -----------------------
termination of this Agreement under Section 6(a)(i), Executive's beneficiaries or estate, as applicable, shall be entitled to receive an amount equal to the face value of the Life Insurance Policy to be maintained by the Company pursuant to Section 4(d) hereof. In the event the Company fails to maintain such insurance, the Company shall pay an amount equal to the face value of such policy to Executive's beneficiaries or estate, as applicable, upon any such termination of this Agreement.

              (b)   Breach by the Company or Change of Control. In the
                    ------------------------------------------
event of any termination of this Agreement under Sections 6(b)(i), 6(b)(ii) or 6(b)(iii) hereof, Executive shall receive an amount equal to the product of (i) one-twelfth (1/12th) of the greater of the aggregate amount of the Base Salary and Annual Bonus paid or payable to Executive with respect to the year prior to any such termination, or the aggregate amount of the Base Salary and Annual Bonus paid or payable to Executive in the year of any such termination times (ii) the number of months then remaining in the Term of this Agreement, subject to a minimum payment in an amount equal to twenty-four (24) months of the Base Salary and Annual Bonus calculated in accordance with clause (i) herein, such amount to be paid to Executive in a lump sum on the first day of the first month following any such termination.

              (c)   Loans. In the event of the termination of this
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Agreement, for any reason, or upon the expiration of the Term hereof, all loans, indebtedness and other amounts owed to Executive by the Company shall, notwithstanding anything in this Agreement to the contrary (or in any contrary provision of any promissory note or other evidence of any such loan or indebtedness), become immediately due and payable to Executive.

       8.   Non-Competition.  During the Term of this Agreement and for
            ---------------
a period of twelve (12) months thereafter (but only if during such time, the Company has timely paid Executive, in full, all amounts due to Executive under the applicable provisions of this Agreement and continues to otherwise timely make all other payments and provide all benefits payable or due to Executive under the applicable provisions of this Agreement), Executive shall not, within a one hundred (100) mile radius of any property owned and operated by the Company, own any interest in, manage, control, participate in, consult with, render services for a public company engaged in land acquisition and development in Panama or own an interest in any land developed as a five star or higher grade residential or hotel property (unless the Board of Directors shall have authorized such activity and the Company shall have consented thereto in writing). Notwithstanding the foregoing, (a) investments in less than ten percent (10%) of the outstanding securities of any entity subject to the reporting requirements of Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended, or (b) personal real estate investments in any area where the Company conducts its business shall not be prohibited by this Section 8, and, furthermore, (c) Executive shall not have any obligations under this Section 8 if the Company fails to timely pay to Executive any amounts required to be paid, or benefits required to be provided, to Executive pursuant to this Agreement upon the expiration or termination of this Agreement or during the period


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of this covenant or if this Agreement is terminated by Executive
(other than a termination pursuant to Section 6(b)(iv) hereof).

       9.   Confidential Information.  The parties hereto recognize
            ------------------------
that it is important for the Company to preserve its specialized knowledge, trade secrets, and confidential information and that the strength and goodwill of the Company is derived from such specialized knowledge, trade secrets, and confidential information generated from experience obtained from the activities undertaken by the Company.
The unauthorized disclosure of such information and knowledge to competitors would be beneficial to them and detrimental to the Company, as would the disclosure of information concerning the marketing practices, pricing practices, costs, profit margins, design specifications, analytical techniques, and similar items of the Company. Executive acknowledges that the specific proprietary information and non-published data obtained by him while employed by the Company concerning the business or affairs of the Company are the property of the Company. By reason of his being an officer of the Company, the Executive has, or will have access to, and has obtained or will obtain trade secrets and confidential information about the
Company's operations.   Therefore, Executive hereby agrees as follows:

            (a) During the Term of this Agreement and for three (3) years thereafter, the Executive will not use, disclose to others, or publish or otherwise make available to any other party (other than in connection with the performance of his services hereunder) any non-publicly disclosed material confidential business information about the affairs of the Company, including but not limited to, material confidential information concerning the Company's properties, construction costs, pricing and marketing strategies, property acquisitions, plans and strategies, customer information, and other material confidential information acquired by him in the course of performing his services for the Company during the Term hereof. Executive agrees, on demand of the Company at any time after the termination or expiration of this Agreement, to deliver to the Company all books, records, papers, documents and reports then in Executive's possession (containing any such confidential information; provided, however, the Executive shall be permitted to retain one archival copy for himself, including for use in any proceeding involving his employment with the Company; and provided, further, that no information shall be considered confidential information of the Company or otherwise subject to this Section 9 if such information (i) is known to the Executive prior to the time of disclosure to him by the Company, (ii) has become publicly known and made generally available, (iii) has been received by the Executive from a third party not bound by any confidential agreement with the Company, (iv) is independently developed by the Executive without use of such confidential information, (v) is required to be disclosed by law or court order or otherwise requires disclosure in a legal proceeding, or
(vi) is not likely to cause material damage to the Company.

            (b) During the Term hereof and for eighteen (18) months thereafter, (i) the Executive will not induce or subject any employee of the Company to leave the Company's employ, (ii) the Executive will not materially interfere to the detriment of the Company, with the relationship between the Company and any employee thereof and (iii) the Executive will not induce any customer, supplier, licensee, licensor or other vendor of the Company to cease doing business with the Company. The foregoing covenant shall not extend to employees of the Company who respond to general inquiries or advertisements (e.g., classified ads, internet job postings or the like) or other persons who approach the Executive independently about a possible business relationship with the Executive without him having caused such approach.

       10.  Indemnification.
            ---------------

            (a)   General.  Executive will be entitled to all of the
                  -------
rights of indemnification granted by the Company to its officers and directors during the Term hereof (including all indemnification rights and privileges pursuant to the Company's Certificate of Incorporation, By-Laws and any professional liability insurance policy obtained and maintained by the Company during the Term hereof).

            (b)   Indemnification Rights.  It is the intent of this
                  ----------------------
Section 10 to secure for Executive indemnification rights that are as favorable as may be permitted by applicable law and public policy. Without limiting the provisions of subsection (a) hereof, the Company shall indemnify and fully defend, save and hold Executive harmless from any damage, liability, loss, cost or expense (including all reasonable attorneys' fees and expenses of counsel) (collectively, the "Losses") arising out of or resulting from:

                   (i) any untruth or inaccuracy in any representation or warranty of the Company, or the breach of any representation or warranty of the Company, contained in this Agreement; or

                   (ii) any failure of the Company to perform or observe any term, provision, covenant or obligation contained in this Agreement; or

                   (iii) any action or proceeding commenced against Executive based upon or arising out of the performance of Executive's services under this Agreement, or services otherwise provided to the Company and/or its affiliates, including, without limitation, any services heretofore or hereafter rendered by the Executive in seeking to locate property acquisitions for the Company.

            (c)    Costs and Expenses.  All costs and expenses incurred
                   ------------------
by Executive in defense of any litigation, including attorneys' fees and expenses, shall be paid from time to time by the Company in advance of the final disposition of such litigation promptly upon receipt by the Company of (i) a written request from Executive for payment given from time to time, (ii) appropriate documentation evidencing the incurrence, amount and nature of the costs and expenses for which payment is being sought, and (iii) if required under applicable law an undertaking made by or on behalf of Executive to repay the amounts so paid if it shall ultimately be determined that Executive is not entitled to be indemnified by the Company under this Agreement.

            (d)    Procedures.  If, with respect to a third party, an
                   ----------
event occurs or is alleged to have occurred and Executive asserts that the Company has become obligated to provide indemnification to him under this Section 10 (an "Indemnity Claim"), Executive (the
                           ---------------

"Indemnitee") shall give written notice to the Company (the
 ----------
"Indemnitor").  The failure to so notify Indemnitor shall not,
 ----------
however, release Indemnitor from any obligation or liability it may have to Indemnitee under this Section except to the extent such failure materially prejudices Indemnitor. Indemnitor agrees to defend, contest or otherwise protect Indemnitee against any Indemnity Claim at Indemnitor's sole cost and expense. Indemnitee shall have the right, but not the obligation, to participate at the Company's expense in the defense thereof by counsel of Indemnitee's choice and shall in any event cooperate with and assist Indemnitor to the extent reasonably possible. If Indemnitor fails to timely defend, contest or otherwise protect against such Indemnity Claim, Indemnitee shall have the right to do so, with counsel of his choice, including, without limitation, the right to make any compromise or settlement thereof, and the Indemnitee shall be entitled to recover the entire cost thereof from Indemnitor, including, without limitation, attorneys' fees, disbursements and all amounts paid as the result of such Indemnity Claim. Indemnitor shall be bound by any determination made as to such Indemnity Claim or any compromise or settlement effected by the Indemnitee. If Indemnitor assumes the defense of any Indemnity Claim, (a) such will conclusively establish, for purposes of this Agreement, that the claims made in that Indemnity Claim are within the scope of and subject to indemnification hereunder, (b) no compromise or settlement of such claims may be effected by Indemnitor without Indemnitee's written consent unless (i) there is no finding or admission of any violation of federal, state, local, municipal, foreign, international, multinational or other administrative order, law, ordinance, principal of common law, regulation, statute or treaty or any violation of the rights of any person and no effect on any other claims that may be made against Indemnitee and (ii) the sole relief provided is monetary damages that are paid in full by Indemnitor; and (c) Indemnitee will have no liability with respect to any compromise or settlement of such claims effected without his written consent. Notwithstanding anything to the contrary contained in this Section 10, if Indemnitee settles or compromises any Indemnity Claim without Indemnitor=s prior written consent, Indemnitor shall have no obligation for indemnification under this Section 10.

            (e)    Non-Exclusion Remedy.  The provisions of this Section
                   --------------------
10 shall not be an exclusive remedy for the Executive and shall survive the expiration or termination of this Agreement until the expiration of all applicable statutes of limitation.

            (f)    Insurance.  The Company shall procure and maintain a
                   ---------
directors and officers' liability insurance policy covering Executive in amounts and on terms approved by Executive. Such insurance coverage shall continue as to Executive even if he has ceased to be a director, officer, employee or agent of the Company with respect to acts or omissions which occurred prior to his cessation of employment with the Company, for a period not less than the expiration of all applicable statutes of limitations. Notwithstanding the foregoing, however, if the Company ceases to maintain a directors' and officers' liability insurance policy covering Executive by reason of a Change of Control, then Executive shall be entitled to coverage under any run-off policy that would extend the period during which the Company or Executive may give the insurers notice of a claim under the termination provisions of the prior directors' and officers' liability insurance policy. The Company shall use its best efforts to obtain such run-off policy to include an extension of the claims reporting period through any applicable statutes of limitations. The insurance contemplated under this Section 10.5 shall inure to the benefit of Executive's heirs, executors, personal representatives and administrators.

       11.  Survival of Obligations.  Sections 4(c), 4(d), 4(e), 8,
            -----------------------
9(a), 9(b), 10(e) and 14(f) shall survive the termination or expiration of this Agreement.

       12.  Representations and Warranties.  The Company and Executive
            ------------------------------
hereby represent and warrant to each other as follows:

            (a)  Binding Agreement.  All action on the part of the
                 -----------------
Company and Executive necessary for the authorization, execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, has been taken and this Agreement constitutes a valid and legally binding obligation of the Company and Executive, as applicable, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization, moratorium, or other laws affecting generally the enforcement of creditors' rights and by general principles of equity.

            (b)   No Conflict.  The authorization, execution, delivery
                  -----------
and performance of this Agreement, and the consummation of the transactions contemplated hereby, will not result in any violation or be in conflict with or constitute, with or without the passage of time and giving of notice, a breach or default under any provision of any instrument, judgment, order, writ, decree or agreement to which the Company or Executive, as applicable, is a party or by which it or he is bound.

            (c)   Absence of Litigation.  There is no action, suit,
                  ---------------------
proceeding, or investigation pending, or to the knowledge of the Company or Executive, as applicable, currently threatened against the Company or Executive, as applicable, in any way relating to the validity of this Agreement or the right of the Company or Executive, as applicable, to enter into or to perform under this Agreement or consummate the transactions contemplated hereby.

       13.  No Mitigation; No Offset.  In the event of any termination
            ------------------------
of this Agreement, Executive shall be under no obligation to seek other employment and the Company shall have no right to offset against amounts due the Executive under this Agreement on account of any remuneration attributable to any subsequent employment or self-employment that he may obtain.

       14.  Miscellaneous.
            -------------

            (a)    Sole and Entire Agreement.  This Agreement constitutes
                   -------------------------
the sole and entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements, representations, warranties, statements, promises, information, arrangements and understandings, whether oral or written, express or implied, between the parties hereto with respect to the subject matter hereof. This Agreement may not be changed or modified except by an instrument in writing signed by the party to be bound thereby.

            (b)    Notices.  All notices, consents, requests, demands
                   -------
and other communications required or permitted to be given under this Agreement shall be in writing and delivered personally, receipt acknowledged, or mailed by registered or certified mail, postage prepaid, return receipt requested, addressed to the parties hereto as follows (or to such other address and/or to such other persons as either of the parties hereto shall specify by notice given in accordance with this provision):


                    (i)     If to the Company:

                            Six Diamond Resorts International, S.A.
                            c/o Benchmark Equity Group
                            700 Gemini, Suite 100
                            Houston, Texas 77058

                    (ii)    If to Executive:

                            Frank DeLape
                            c/o Benchmark Equity Group
                            700 Gemini, Suite 100
                            Houston, Texas 77058

                            with a copy to:

                            Robert L. Blessey, Esq.
                            51 Lyon Ridge Road
                            Katonah, New York 10536

Except as otherwise expressly provided elsewhere in this Agreement, all such notices, consents, requests, demands and other communications shall be deemed given when personally delivered as aforesaid, or, if mailed as aforesaid, on the earlier of (i) the date of receipt or rejection by the addressee, or (ii) the third business day after the date of mailing thereof, except for a notice of a change of address which shall be effective only upon receipt.

           (c)     Assignment.  Neither party hereto may assign this
                   ----------
Agreement or their respective rights, benefits or obligations hereunder without the written consent of the other party hereto, except that if the Company consummates the merger, this Agreement will be assigned to and assumed by the Pubco, on and subject to all of the terms and conditions contained in this Agreement. The foregoing shall not affect or limit Executive's Change of Control termination rights under this Agreement.

           (d)     Binding Effect.  This Agreement shall be binding upon
                   --------------
and inure to the benefit of the parties hereto and their respective successors, heirs, personal representatives, administrators, executors and permitted assigns. Nothing contained herein is intended to confer upon any person or entity, other than the parties hereto (and Pubco), and their respective successors, heirs, personal representatives, administrators, executors or permitted assigns, any rights, benefits, obligations, remedies or liabilities under or by reason of this Agreement.

           (e)     Waiver.  No waiver of this Agreement shall be
                   ------
effective unless in writing and signed by the party to be bound thereby. The waiver by either party hereto of a breach of any provision of this Agreement, or of any representation, warranty, or covenant in this Agreement by the other party hereto shall not be construed as a waiver of any subsequent breach or of any other provision, representation, warranty, or covenant of such other party, unless the instrument of waiver expressly so provides.

            (f)    Governing Law.  This Agreement shall be governed by
                   -------------
and construed in accordance with the laws of the State of Texas with respect to contracts made and to be fully performed therein, without regard to the conflicts of laws principles thereof. The parties hereto hereby agree that, in the event of any action or proceeding brought by the Company against Executive to enforce the provisions of this Agreement, such action or proceeding may be brought in a Federal or state court located in Harris, Texas. By their execution hereof, each of the Company and Executive hereby consent and irrevocably submit to the in personam jurisdiction of such Federal and state courts and agree that any process in any such action or proceeding commenced in any such court under this Agreement may be served upon him, or it, as applicable, personally, by certified or registered mail, return receipt requested, or by Federal Express or other courier service, with the same full force and effect as if personally served upon him or it in Harris, Texas, as applicable. Each of the parties hereto hereby waive any claim that the jurisdiction of any such court is not a convenient forum for any such action or proceeding and any defense of lack of in personam jurisdiction with respect thereto. In the event of any action or proceeding under this Agreement, the party prevailing therein shall be entitled to payment from the other party hereto of all of its costs in connection therewith, including its counsel fees and disbursements.

            (g)    Further Assurances.  The parties hereto hereby agree
                   ------------------
that, at any time and from time to time during the Term hereof, upon the reasonable request of the other party hereto, they shall do, execute, acknowledge and deliver, or cause to be done, executed, acknowledged and delivered, such further acts, deeds, assignments, transfers, conveyances and assurances as may be reasonably required to more effectively consummate this Agreement and the transactions contemplated thereby or to confirm or otherwise effectuate the provisions of this Agreement.

            (h)    Severability.  If any term or provision of this
                   ------------
Agreement, or the application thereof to any person or circumstance, is finally determined by a court or to any extent to be illegal, invalid or unenforceable, the remainder of this Agreement, or the application of such term or provision to persons or circumstances other than those as to which it is held illegal, invalid or unenforceable, shall not be affected thereby and each term and provision of this Agreement shall be valid and shall be enforced to the fullest extent permitted hereunder and by law.

            (i)    Counsel.  The parties to this Agreement hereby
                   -------
acknowledge that they have been represented by separate counsel in connection with the negotiations and execution of this Agreement. Notwithstanding the foregoing, the Company hereby acknowledges that Robert L. Blessey, Esq. is Of Counsel to Gusrae Kaplan Bruno & Nusbaum, PLLC, counsel to the Company, and the Company has waived any conflict of interest with respect to Mr. Blessey's representation of Executive in connection with the negotiation and consummation of this Agreement. The Company will pay Executive's legal fees in connection with the foregoing.

            (j)    Headings.  The Section headings contained in this
                   --------
Agreement are for the purpose of convenience only and are not intended to define or limit the contents of said Sections.

            (k)    Counterparts.  This Agreement may be executed in
                   ------------
one or more counterparts, each of which, when executed and delivered, shall be deemed an original, but all of which when taken together, shall constitute one and the same instrument, and this Agreement may be completed by facsimile transmission, which transmission will be deemed to be an original and considered fully legal and binding on each of the signatories hereto.

	IN WITNESS WHEREOF, the parties hereto have executed this Employment Agreement as of the date first above written.


                              SIX DIAMOND RESORTS INTERNATIONAL, S.A.


                              By:
                                 ------------------------------------
                                 James Bell, Chief Operating Officer




                                 ------------------------------------
                                 Frank DeLape